UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2007

COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Nevada	000-51044	01-0668846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada	89101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 878-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

In a press release issued on March 5, 2007, Community Bancorp (the “Company”) announced that its President and Chief Executive Officer, Executive Vice President and Chief Operating Officer and Executive Vice President and Chief Financial Officer will make a presentation on March 6, 2007, at the Sandler O’Neill & Partners West Coast Financial Services Conference. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The presentation slides will be available on the Company’s website at www.communitybanknv.com, under the heading “Investors” beginning at 9 a.m. Eastern Time (8 a.m. Central Time) on March 6, 2007. Investors may view the presentation via webcast at www.sandleroneill.com.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are included with this Report:

Exhibit Number	Description
99.1	Press release dated March 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP
(Registrant)

Date: March 6, 2007

/s/ Edward M. Jamison
Edward M. Jamison, President, Chief Executive Officer and Chairman of the Board